Exhibit 99.1

Navistar International Corporation 2701 Navistar Dr. Lisle, IL 60532 USA P: 331-332-5000 W: navistar.com

Media contact:	Steve Schrier, 331-332-2264
Investor contact:	Heather Kos, 331-332-2406
Web site:	www.Navistar.com/newsroom

NAVISTAR FINANCIAL CLOSES $250 MILLION

WHOLESALE FUNDING DEAL

LISLE, Ill. — November 7, 2014 — A subsidiary of Navistar Financial Corporation (NFC) has sold $250 million of wholesale floor plan notes in a two-year 144-A securitized transaction to support International® Truck and IC Bus™ dealer inventory funding. It will replace a $200 million deal from February 2012 that matures in January 2015, after which NFC will have $1 billion in total wholesale funding capacity.

The new transaction was launched at a larger size to ensure adequate liquidity to support the company’s growing wholesale portfolio as dealers continue to purchase additional trucks and buses in support of increased customer demand.

“This transaction provides ongoing flexibility in funding wholesale assets to help us support the sale of our truck and bus products through one of the largest and strongest dealer channels in the industry,” said Walter Borst, Navistar executive vice president and chief financial officer. “This action allows us to fund a greater percentage of floor plan balances for some of our larger dealers, improving the effectiveness of our wholesale financing platform.”

NFC, an affiliate of Navistar International Corporation (NYSE: NAV), provides financing programs and services tailored to support equipment financing needs for International Truck and IC Bus dealers and customers.

“We are pleased with the very strong investor interest as well as the pricing and execution of this offering,” Borst added. “The quality of our portfolio and the strength of our dealer network have earned the ongoing confidence and support of our investors.”

About Navistar

Navistar International Corporation (NYSE: NAV) is a holding company whose subsidiaries and affiliates produce International® brand commercial and military trucks, MaxxForce® brand diesel engines, and IC Bus™ brand school and commercial buses. An affiliate also provides truck and diesel engine service parts. Another affiliate offers financing services. The International® ProStar® with Cummins ISX15 and International® TerraStar® 4x4 were named 2014 heavy-duty and medium-duty commercial truck of the year, respectively, by the American Truck Dealers (ATD) association. Additional information is available at www.Navistar.com.

Cautionary Statement Regarding Forward-Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2013. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

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